Sandler O'Neill + Partners

East Coast Financial

Services Conference

November 10, 2011

First Community Bancshares, Inc.

www.fcbinc.com

Forward-Looking Disclosures

This presentation may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this presentation.

First Community Bancshares Overview


First
Community
Bank

Overview

- A $2.2 billion VA, WV, NC and TN branch franchise
  - -Nasdaq Global Select
  - -Russell 3000
- $829 million Wealth Management Division
  - -$425 million Trust Operation
  - -$404 million RIA
- Four-state franchise with solid market share in legacy markets
- True retail franchise generating low cost core deposits
  - -Over 116,650 customer accounts
  - -Q3 2011 average cost of funds of 1.13%
  - - Average cost of deposits of just 0.73% at September 30, 2011

Top 100 Bank

USBanker

August 2009 — Beyond Business as Usual

Best of the Bunch

[TOP 100 MID-TIER BANKS AND THRIFTS RANKED BY 3-YEAR AVERAGE ROE]

Achieving a double-digit return on average equity is no small feat these days. Shrinking profits—brought on by loan losses, securities writedowns, higher deposit insurance premiums, you name it—reduced the industry average to the low single digits in 2008, and, with credit quality still weakening, conditions aren't likely to improve much for at least several more quarters.

As the rankings below illustrate, however, there are a number of mid-tier banks (with assets between $2 billion and $10 billion) out there that have largely avoided the land mines and are still delivering solid, if not spectacular, returns. Tops among them is Westamerica Bancorporation, the only company among the mid-tiers that still boasts a 3-year average ROE above 20 percent. One secret to its success is expense control—its 39.77 percent efficiency ratio in 2008 was among the industry's best. The companies ranked second and third, Wilshire Bancorp and Bank of the Ozarks, also had efficiency ratios below 50 percent.

How these and other top mid-tiers perform going forward remains to be seen, however. Most mid-tiers, Westamerica included, reported declines in ROE from a year earlier, and that trend is likely to continue throughout 2009, and perhaps beyond, as profits decline and banks, to satisfy investors and regulators, are forced to raise more common equity. —*By Alan Kline*

Rank/Institution	Location	Total Assets ($000)	Market Value ($M)	Closing Price ($)	ROE 2008 (%)	3-YR Avg. ROE (%)	Net Interest Margin (%)	Net Income ($000)	Total Non-Interest Income ($000)	ROAA (%)	Efficiency Ratio (%)	Profit Margin (%)
1 Westamerica Bancorporation	San Rafael, CA	4,032,934	1,432.7	49.08	14.77	20.09	5.13	59,835	54,899	1.42	39.77	54.03
2 Wilshire Bancorp Inc.	Los Angeles, CA	2,450,011	179.4	6.10	14.14	18.66	3.76	26,473	20,649	1.14	46.27	41.40
3 Bank of the Ozarks Inc.	Little Rock, AR	3,233,303	336.2	19.93	15.96	17.72	3.96	34,690	20,635	1.15	40.42	38.46
4 TrustCo Bank Corp NY	Glenville, NY	3,506,813	445.1	5.84	14.28	16.96	2.98	34,077	17,990	1.00	51.59	43.81
5 Hudson Valley Holding Corp.	Yonkers, NY	2,540,890	445.2	42.00	14.55	16.91	5.10	30,877	20,003	1.29	52.17	36.85
6 First Interstate BancSystem Inc.	Billings, MT	4,628,347	NA	NA	13.97	16.83	4.25	70,648	98,482	1.12	65.01	23.23
7 Southside Bancshares Inc.	Tyler, TX	2,700,238	346.4	23.33	21.44	16.32	3.64	30,696	27,968	1.29	55.16	28.53
8 CVB Financial Corp.	Ontario, CA	6,649,651	509.1	6.11	13.75	16.07	3.40	63,073	34,457	0.99	46.78	37.59
9 First Financial Bankshares Inc.	Abilene, TX	3,212,385	1,031.3	49.57	15.27	15.78	4.67	53,164	48,396	1.74	50.39	42.23
10 S&T Bancorp Inc.	Indiana, PA	4,438,368	355.6	12.86	14.77	15.70	4.07	60,203	38,703	1.52	43.58	47.56
55 First Community Bancshares Inc.	**Bluefield, VA**	**2,133,314**	**204.9**	**12.65**	**1.53**	**9.80**	**3.88**	**3,081**	**30,398**	**0.15**	**59.23**	**29.40**
56 Dime Community Bancshares Inc.	Brooklyn, NY	4,055,598	285.1	8.29	10.29	9.61	2.60	28,028	6,152	0.76	51.25	46.56
57 United Western Bancorp Inc.	Denver, CO	2,258,653	72.3	9.95	9.06	9.49	3.95	9,952	18,971	0.45	75.04	16.44

2009 capped the 4th year of recognition as a top 100 bank based on 3-year ROE.

Investment Highlights

- 138 years of success….. since 1874
- Attractive Markets
- Superior Efficiency (56% in Q3)
- Exceptional balance sheet profile/Conservative Credit Culture/Disciplined Underwriting
- Strong asset quality

NPL's/Loans	1.81%
NPA's/Assets	1.39%

- Strong non-margin, fee-based revenue diversification
  31% of revenues from non-spread sources

Top Market Share

Market	Share	Position
Princeton WV	29.48%	2
Bluefield WV	50.49%	1
Mercer County WV	36.34%	1
Buckhannon WV	31.70%	2
Grafton WV	45.93%	2

Source: 2011 FDIC Summary of Deposits

Investment Highlights

- Stable, Low-Cost funding
- Excess Capital Available
- No TARP or Capital Raise Overhang
- Loan Portfolio Performance
  - Highly granular – average loan balance of $56,000
  - Virtually no A&D exposure
  - Well diversified
  - Total Delinquency of 2.3%
  - NPA's/Total Assets of 1.39%

Current Franchise: Branch Map

- 58 locations in WV, VA, NC, TN
- Mix of urban growth and stable legacy markets
- Growth targets in NC Piedmont/Triad & Richmond VA and East TN

- <u>Deposit breakout</u>:

- West Virginia	$911 million
- Virginia	$349 million
- North Carolina	$290 million
- Tennessee	$ 62 million



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
FCBC Headquarters
Current Locations
GreenPoint Locations
Loan Production Locations

Brand Positioning


FDIC Dodd/Frank
The Fed NMLS
First Community
Small Savings Bank
Big Banks
First Community
That's the Power of Community.
Our community is here for you.
Of all the investment opportunities out there, shouldn't you choose the one that offers it all?
That's the power of community.
Member FDIC

Strategic Priorities

- **Substantial growth opportunity**
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- **Build presence in mid-Atlantic region**
  - Capitalize on in-market transactions
  - Connect regional presence
  - Enhance marketing capabilities
  - Brand unification
  - Re-positioning "Community of Experts"
- **Continue diversification of revenues**
  - Acquisition of small insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
- **Build wealth management organically**
- **Build premier financial services firm**
    - large bank capabilities
    - community bank feel

Q3 11 Strategic Update

- Capital raise
  - $19 million convertible preferred offering
  - Implied common valuation of $14.49
- Re-aligned GreenPoint Insurance
  - Annual revenues decreasing $0.9 million
  - Annual expenses decreasing $1.0 million
- Positioned DDA offering against big banks for market share gain

Key Franchise Differentiator:
Retail Franchise with Core, Low Cost Deposits

Deposit Composition
September 30, 2011


Time
42%
Demand
33%
Savings/
MMDA
25%

Account Balances as of September 30, 2011	Accounts	Balance	Period End W.A.R.
Demand	33,817	$233,683	0.00%
Interest-Bearing Demand	37,806	295,804	0.12%
Savings	24,468	396,767	0.15%
Total DDA	96,091	926,254	0.10%
Time	14,822	285,675	1.42%
Time Jumbo	1,392	274,436	1.68%
IRA	4,141	69,245	1.68%
IRA Jumbo	208	34,881	2.31%
Total Non-DDA	20,563	664,237	1.60%
Total Retail Funds	116,654	$1,590,491	0.73%

- Over 116,650 retail and business accounts
- No brokered deposits
- Significantly lower cost of funding

Key Franchise Differentiator:
Stable Geographies for Loans and Deposits

Loans by State


TN
$68,220
NC
$422,301
WV
$674,435
VA
$209,700

Deposits by State


TN
$61,577
NC
$290,470
WV
$910,610
VA
$327,834

September 30, 2011

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

- Strong loan quality
  - NPLs / Loans at September 30, 2011, of 1.81% (Includes TDR's)
- Geographically diversified portfolio across the region
- Highly Granular:
  - Avg Comm Loan $171 thousand
  - Avg Retail Loan $36 thousand
- Top 10 loans in portfolio represent less than 4.26% of total portfolio
- Stable residential real estate portfolio (49% of total loans) in markets with limited price increases through the expansion cycle
- Limited C&D exposure (5.4% as compared to over 12.4% for peers)

Loan Composition at September 30, 2011



Owner-occupied Construction, 1.4%
Consumer Loans, 5.0%
Construction - commercial, 2.0%
Land Development, 0.3%
Other Land Loans, 1.7%
Commercial & Industrial, 7.8%
Multi-family Residential, 6.0%
Non-farm, Non-residential, 23.6%
Agricultural, 0.1%
Farmland, 2.7%
Home Equity Lines, 7.8%
Single Family Residential Mortgage, 41.6%

Asset Quality Ratios

Non-Performing Loans / Total Loans


FCBC
Peer
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.99%
1.39%
1.49%
3.34%
2.06%
4.23%
1.94%
4.61%
2.18%
4.56%
1.81%
4.54%
2008
2009
2010
Q1 11
Q2 11
Q3 11

Net Charge-Offs / Average Loans


FCBC
Peer
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.45%
0.30%
0.70%
1.07%
0.90%
1.92%
0.47%
1.42%
0.90%
1.10%
0.58%
1.19%
2008
2009
2010
Q1 11
Q2 11
Q3 11

- Non-performing loans have fared very well compared to the geographical peer group throughout the cycle.
- Net charge-offs are trending lower for 2011.

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, MBRG, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 2, 2011

Asset Quality Ratios

Reserves / Non-Performing Loans



FCBC
Peer
140
120
100
80
60
40
20
-
138
97
116
56
92
50
99
46
88
45
106
43
2008
2009
2010
Q1 11
Q2 11
Q3 11

Reserves / Total Loans



FCBC
Peer
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.05%
1.19%
1.37%
1.40%
1.73%
1.88%
1.90%
2.15%
1.92%
2.18%
1.93%
2.25%
2007
2008
2009
2010
Q1 11
Q2 11

- Throughout the cycle, FCBC has kept a strong non-performing coverage ratio
- In addition to high performance compared to peer in non-performers, the reserve has remained steady and not yet been released.

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, MBRG, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 2, 2011

Summary of 3Q 2011 Earnings

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2011	2010	Change	2011	2010	Change
Net Interest Income	$ 17,734	$ 18,597	-4.6%	$ 53,763	$ 55,758	-3.6%
Provision for Loan Losses	1,920	3,810	-49.6%	6,611	11,071	-40.3%
Net Interest Income (after provision)	15,814	14,787	6.9%	47,152	44,687	5.5%
Net Impairment Losses	(210)	-	NM	(737)	(185)	NM
Other Income	8,276	10,938	-24.3%	29,665	28,605	3.7%
Total Noninterest Income	8,066	10,938	-26.3%	28,928	28,420	1.8%
Salaries and employee benefits	8,409	8,753	-3.9%	26,223	25,209	4.0%
FDIC costs	348	718	-51.5%	1,640	2,129	-23.0%
Other Noninterest Expense	7,303	7,958	-8.2%	23,998	22,761	5.4%
Total Noninterest Expense	16,060	17,429	-7.9%	51,861	50,099	3.5%
Tax Expense	2,502	1,743	43.5%	7,422	6,046	22.8%
Net Income	5,318	6,553	-18.8%	16,797	16,962	-1.0%
Dividends on Preferred Stock	286	-		417	-	
Net Income Available to Common Shareholders	5,032	6,553	-23.2%	16,380	16,962	-3.4%
EPS (diluted)	$ 0.28	$ 0.37	-24.3%	$ 0.91	$ 0.95	-4.2%

Balance Sheet Summary

	September 30, 2011	December 31, 2010	Change
Cash & Securities	$ 601,049	$ 596,890	0.70%
Total Loans	1,378,231	1,390,900	-0.91%
Allowance for Loan Losses	26,407	26,482	-0.28%
Total Loans (net)	1,351,824	1,364,418	-0.92%
Other	267,219	282,930	-5.55%
Total Assets	**$ 2,220,092**	**$ 2,244,238**	**-1.08%**
Noninterest Bearing Deposits	$ 233,683	$ 205,151	13.91%
Interest Bearing Deposits	1,356,808	1,415,804	-4.17%
Total Deposits	1,590,491	1,620,955	-1.88%
Short-term Borrowings	139,510	140,894	-0.98%
Long-term Borrowings	165,941	191,193	-13.21%
Other	20,030	21,318	-6.04%
Equity	304,120	269,878	12.69%
Total Liabilities & Equity	**$ 2,220,092**	**$ 2,244,238**	**-1.08%**

- Short and long term borrowings have decreased 8.5% since year end 2010
- Stockholders' equity has grown 12.7%
- Repurchased 48,310 shares at $10.58

Financial Performance Highlights: Efficiency


70%
65%
60%
55%
50%
FCBC
Peer
59.23%
65.40%
59.40%
65.92%
59.09%
65.00%
62.27%
68.22%
59.03%
68.20%
56.84%
66.63%
2008
2009
2010
Q1 11
Q2 11
Q3 11

- Consistently outperform peer
- Trending downward

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 2, 2011

Financial Performance Highlights: Cost of Funds and Net Interest Margin



Cost of Funds
FCBC
Peer
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.46%
2.82%
1.97%
2.05%
1.50%
1.57%
1.30%
1.34%
1.17%
1.30%
1.13%
1.20%
2008
2009
2010
Q1 11
Q2 11
Q3 11



Net Interest Margin
FCBC
Peer
4.00%
3.75%
3.50%
3.25%
3.00%
3.88%
3.59%
3.74%
3.48%
3.90%
3.67%
3.96%
3.90%
3.83%
3.80%
3.77%
3.78%
2008
2009
2010
Q1 11
Q2 11
Q3 11

- Highly retail-oriented deposit base in legacy markets makes for low cost of funds
- Strong net interest margin has provided a significant earnings base throughout this cycle

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CFNL, CHCO, EVBS, FBNC, FFCH, FNBN, FSGI, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 2, 2011

Attractive Valuations

- Using a comparable peer group of high-performing banks based in the Virginias, FCBC is an attractively priced name
  - Peer group consists of $1 - $10 billion banks in W.Va. and Virginia with TCE > 6% and NPA's <5%

	Leverage Ratio	TCE/ TA	ROAA	ROAE	NIM	Efficiency	NPA's/ Assets	Reserves/ Loans	Price/ 2011 Est EPS	Price/ 2012 Est EPS
High Performing Group	10.4	8.7	0.9	8.2	3.8	53.9	1.8	1.5	12.5	12.7
FCBC	11.2	10.1	0.9	6.9	3.8	59.0	1.4	1.9	11.5	11.2

- FCBC shows strong returns and asset quality measures versus the group, but trades at a significant discount to peer forward EPS pricing.

Comparable peer group consists of CARE, CFNL, CHCO, MBRG, NKSH, STEL, TOWN, UBSH, UBSI, and WSBC. Pricing as of November 4, 2011. Source SNL.

Why buy FCBC?

- **A $2.22 billion VA, WV, NC and TN branch franchise**
  - Robust market share in legacy markets and attractive expansion into growth markets
- **Positioned as regional consolidator**
  - Growth plan via strategic and opportunistic FDIC-assisted deals
- **True retail franchise generating low cost core deposits**
  - Over 116,000 customer accounts
- **Exceptional loan quality**
  - Low NPLs / Loans of 1.81% at September 30, 2011*
  - NPA's to total assets of 1.39% at September 30, 2011*

* Includes restructured loans

Why buy FCBC?

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.85% for 2011 YTD
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at 3.3%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

Supplemental Information

Non-GAAP Reconciliation of Core Earnings

Appendix A

	2007	2008	2009	2010	Q1 11	Q2 11	Q3 11
Net income available to common shareholders	$ 29,632	$ 1,699	$ (40,856)	$ 21,847	$ 5,751	$ 5,597	$ 5,318
Securities gains	(411)	(1,899)	11,673	(8,273)	(1,836)	(3,224)	(178)
Other-than-temporary impairments	-	29,974	78,863	185	527	-	210
Acquisition gains	-	-	(4,493)	-	-	-	-
Amortization of intangibles	467	689	1,028	1,032	259	261	250
Prepayment penalties	-	1,647	88	-	471	-	-
Merger-related expenses			1,726	-	-	-	-
Goodwill impairment	-	-	-	1,039	-	-	-
Other non-core items	-	-	763	4	-	-	59
Tax effect	(22)	(11,860)	(35,254)	2,255	217	1,111	(128)
Core net income	$ 29,666	$ 20,250	$ 13,538	$ 18,089	$ 5,389	$ 3,745	$ 5,531
Core diluted EPS	$ 2.63	$ 1.82	$ 0.91	$ 1.01	$ 0.30	$ 0.20	$ 0.29

Commercial Real Estate Portfolio

Appendix B

(In Thousands)	Legacy WV/ SWVA	NC SC	Eastern VA	TN	Other	Total
Shopping Center	$ 9,679	$ 4,945	$ 91	$ 3,434	$ -	$ 18,149
Retail Stand Alone	36,908	29,938	12,694	3,666	755	83,961
Office – Medical	6,597	3,876	285	522	-	11,280
Office – Professional	24,990	20,786	26,512	4,896	759	77,943
Industrial	11,198	13,675	6,516	6,014	227	37,630
Healthcare	2,234	-	-	-	-	2,234
Hotel	9,301	10,160	4,914	652	-	25,027
Church	5,425	5,405	506	405	606	12,347
Other	25,105	16,229	7,764	3,352	844	53,294
Total	$ 131,437	$ 105,014	$ 59,282	$ 22,941	$ 3,191	$ 321,865

(Excludes multi-family)

- The Company has 1,165 CRE Loans with an average balance of $278 thousand; the remaining average term of the portfolio is 47 months and 24% of the loans are floating rate
- The CRE loan book is geographically diversified with the three largest market areas being: Legacy 41%, NC/SC 33% and Eastern VA 18%
- The top 10 CRE loans represent 14% of the CRE portfolio

Non-accrual Loans by State

Appendix C

	Virginia	West Virginia	North Carolina	Tennessee	South Carolina	Total
			(In thousands)			
Commercial & Industrial	$ 20	$ 614	$ 3,542	$ 122	$ -	$ 4,298
Real Estate - Construction	167	34	318	-	-	519
Real Estate - Commercial	660	4,068	2,608	2,212	-	9,548
Real Estate - Residential	1,933	815	5,408	188	114	8,458
Consumer	3	19	25	7	-	54
Total	**$ 2,783**	**$ 5,550**	**$ 11,901**	**$ 2,529**	**$ 114**	**$ 22,877**

Contact Information

First Community Bancshares, Inc.

First Community Bancshares, Inc.

NASDAQ: FCBC
One Community Place
Bluefield, VA 24605

For More Information Contact:

David D. Brown
Chief Financial Officer
First Community Bancshares, Inc.
(276) 326-9000